Filed pursuant to Rule 497(e)
File Nos. 333-191707 and 811-22891

LITTLE HARBOR MULTISTRATEGY COMPOSITE FUND

Supplement to Prospectus Dated February 2, 2016

July 8, 2016

On May 16, 2016, at a Special Meeting of the Trustees of Little Harbor MultiStrategy Composite Fund (the “Fund”), the Trustees adopted a Plan of Liquidation for the Fund that called for an initial liquidation distribution payment to be made on or before July 8, 2016, and a final liquidation distribution payment, if any, to be made on or before August 31, 2016.

For reasons beyond the control of the Fund, the initial liquidation distribution payment has been rescheduled and will now be made on or before July 14, 2016. The scheduled date for the final liquidation distribution payment, if any, remains unchanged.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE